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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS'


         We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 28, 2004, in the Registration Statement on Form S-1 and related Prospectus of Tower Group, Inc.

                                                       /s/ Johnson Lambert & Co.

Reston, Virginia
May 6, 2004